UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

CEDAR FAIR, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
One Cedar Point Drive,
Sandusky, Ohio 44870-5259
(Address of principal executive offices) (Zip Code)

(419) 626-0830
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On August 3, 2022, Cedar Fair, L.P. ("the Partnership") issued a news release disclosing its 2022 fiscal second-quarter results. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01.    Other Events
On August 3, 2022, the Partnership announced that the Board of Directors of its general partner (the “Board”) approved a cash distribution of $0.30 per limited partner (“LP”) unit, payable on September 15, 2022, to unitholders of record as of August 31, 2022.

In addition to its approval of the cash distribution detailed above, on August 3, 2022, the Partnership announced the Board approved a unit repurchase program on August 1, 2022 authorizing the Partnership to repurchase its LP units for an aggregate purchase price of not more than $250 million. The unit repurchase program will be subject to Rule 10b-18 of the Securities Exchange Act of 1934. Subject to applicable rules and regulations, the Partnership may repurchase its LP units from time-to-time in the open market or by negotiated transactions. The amount and timing of repurchases will be based on a variety of factors, including liquidity, capital needs of the business, market conditions, regulatory requirements, and other corporate considerations. No limit was placed on the duration of the repurchase program. The unit repurchase program does not obligate the Partnership to repurchase any minimum dollar amount or specific number of units, and the program may be modified, suspended, or discontinued at any time.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Description
99.1	News release of Cedar Fair, L.P. dated August 3, 2022 (furnished herewith)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

Date:	August 3, 2022	By:	/s/ Brian C. Witherow
Brian C. Witherow Executive Vice President and Chief Financial Officer